(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2001


The Corporate Fund
Accumulation
Program, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Corporate Fund Accumulation Program is only open to holders of units of Corporate Income Fund, International Bond Fund and Corporate Investment Trust Fund for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Dear Shareholder:

For the six months ended June 30, 2001, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +3.37%, based on a change in per share net asset value from $20.34 to $20.49, and assuming reinvestment of $0.529 per share income dividends. (Complete performance information can be found on page 3 of this report to shareholders.)


Market Review
During the six-month period ended June 30, 2001, the fixed-income markets were greatly influenced by the direction of the Federal Reserve Board's monetary policy, the strength or weakness of the US economy, stock market conditions, corporate profitability and the expected direction of interest rates. As we entered the period, the pace of economic expansion had clearly slowed from the torrid pace exhibited during most of the prior two years. Notwithstanding the concrete evidence that higher interest rates were having on the economy, labor shortages and strong consumer demand for goods and services remained a concern for the Federal Reserve Board through the second half of 2000, which provided adequate reason not to alter prevailing monetary policy. However, as 2001 approached, investor sentiment remained fairly upbeat despite the Federal Reserve Board's inaction, as many viewed this as the precursor for lower interest rates. Accordingly, the positive outlook prompted a rally in interest rates across the entire yield curve, while spread product benefited from the belief that the economy would not enter a recessionary period.

As we entered January 2001, economic conditions continued to deteriorate, particularly within the manufacturing and technology sectors. Clearly, the possibility of something worse than a soft landing gave investors reason to believe that the Federal Reserve Board would soon move to ease monetary policy. In early January, the Federal Reserve Board surprised investors by lowering the Federal Funds rate by 50 basis points (0.50%) prior to its late January Federal Open Market Committee (FOMC) meeting. As investors predicted, the Federal Reserve Board cited concern relative to the slowdown of the US economy. This was quickly followed by another 50 basis point reduction in interest rates at its late January FOMC meeting. Since the initial interest rate change, the Federal Reserve Board lowered short-term interest rates five more times for a total of 275 basis points. To put this into better perspective, the Federal Funds rate, which is a non-interest bearing deposit held by member banks at the Federal Reserve, was 6.5% at the start of the year, and as of June 30, 2001 was 3.75%. In reaction to the aggressive shift in monetary policy, the yield curve began to steepen dramatically as investors priced in forward expectations for further easing from the Federal Reserve Board. The inversion in the front end of the yield curve quickly took on a more normal upward sloping shape, while the back end of the yield curve, despite the impact of the Treasury buyback program, steepened.

As of June 30, 2001, we believe that the economy, which has shown some signs of bottoming, will begin to improve by the fourth quarter of 2001. However, we believe current conditions warrant, at a minimum, another 25 basis point reduction in the Federal Funds rate, which we expect to occur at the mid-August FOMC meeting. Clearly, we expect the Federal Reserve Board to maintain an accommodative monetary policy until such time the lower interest rates stimulate both consumer spending and capital investment by business.


Portfolio Matters
We maintained the Fund's bulleted approach that was incorporated into our investment strategy during mid-year 2000. Although the Treasury sector consistently outperformed the corporate sector during 2000, we chose to begin 2001 with our allocation to the corporate sector in excess of 90% of total assets. We believed that the slowing economy would prompt the Federal Reserve Board to aggressively lower interest rates, which would translate into a favorable investment environment for corporate spread product. However, we chose to focus on sub-sectors of the corporate market that are historically more resilient in an economic downturn. Additionally, we emphasized liquidity through the larger, global issues compared to smaller, off-the-run issues. Unfortunately, this strategy did not produce the intended results as the lower-rated, less-liquid sub-sectors outperformed.

To some extent, investors chose to ignore much of the event risk and earnings noise that is present within this area of the investment-grade market. Instead, they focused on the attractive spreads and nominal yields that afforded the corporate holder. Lately, we noticed a reversal of this trend as persistent earnings warnings, combined with lower spreads, have lessened investors' appetite for the less-liquid bonds. Throughout the period, and in line with lower interest rates, corporate underwriting activity rose dramatically, as monthly new underwritings climbed to record levels. However, the market easily absorbed the new supply given investors' huge appetite for corporate securities. Our outlook for new issuance during the second half of 2001 points toward an active calendar, although well below the record pace set during the first half of the year.

With respect to security-specific issues, at the start of 2001 we added to positions in several sectors including real estate investment trusts, energy-related industries, electric and gas utilities, defense contractors, life insurers and cable/media companies. In all cases, we are either positive on the outlook for that sector and/or have a favorable view on the prevailing operating picture with respect to interest margins and cash flow factors. On the other hand, we continued to liquidate or partially reduce some of our positions in several industries, including consumer finance companies, railroads, auto manufacturers, technology, foreign telecoms and airlines. For these sectors, we believe operating margins will remain under pressure, which in turn will weaken cash flow positions. Those sectors we continued to avoid for the most part included: tobacco, gaming and entertainment, auto parts manufacturers, pharmaceuticals and chemicals. Sectors that became more attractive given improving spread and risk attributes were forest product and paper producers, metals and mining, retailers, and property and casualty insurers.


In Conclusion
We appreciate your investment in The Corporate Fund Accumulation
Program, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Portfolio Manager



August 7, 2001



The Corporate Fund Accumulation Program, Inc.
About Fund Performance

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Recent Performance Results
                                                        6-Month          12-Month     Standardized
As of June 30, 2001                                   Total Return     Total Return    30-Day Yield
The Corporate Fund Accumulation Program, Inc.*            +3.37%          +10.67%           5.15%
ML Corporate A-AAA Rated Index**                          +5.29           +12.92            --

*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**This unmanaged Index is comprised of bonds rated A-AAA, of all maturities.


Average Annual Total Return
Period Covered                                                         % Return

One Year Ended 06/30/01                                                +10.67%
Five Years Ended 06/30/01                                               + 6.03
Ten Years Ended 06/30/01                                                + 6.96


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001
                S&P   Moody's          Face
Industry       Rating  Rating         Amount                        Issue                                             Value
                                                US Government Obligations
US Government     AAA     Aaa       $ 784,000   US Treasury Bonds, 5% due 2/15/2011                                 $   760,598
Obligations--                                   US Treasury Notes:
3.5%              AAA     Aaa         300,000    4.25% due 5/31/2003                                                    299,907
                  AAA     Aaa         600,000    4.625% due 5/15/2006                                                   591,750
                  AAA     Aaa         400,000    6.25% due 5/15/2030                                                    423,684

                                                Total US Government Obligations
                                                (Cost--$2,092,327)--3.5%                                              2,075,939

                                                Corporate Bonds & Notes

Aerospace &       BBB-    Baa3      1,000,000   Raytheon Company, 6.50% due 7/15/2005                                   983,099
Defense--3.0%     A+      A2          750,000   United Technology Corporation, 6.35% due 3/01/2011                      742,898
                                                                                                                    -----------
                                                                                                                      1,725,997

Automotive &      BBB     Baa2        100,000   Delphi Auto Systems Corporation, 6.55% due 6/15/2006                     99,818
Equipment--       A       A2          650,000   Ford Motor Company, 7.45% due 7/16/2031                                 624,605
1.2%                                                                                                                -----------
                                                                                                                        724,423

Banks &           A       A1          500,000   Bank of New York Company, Inc., 6.625% due 6/15/2003                    516,480
Thrifts--15.2%    AA-     Aa2       1,000,000   Citigroup Inc., 5.80% due 3/15/2004                                   1,007,450
                  A-      A1        1,000,000   First Chicago Bank, 7.625% due 1/15/2003                              1,037,879
                  A       A2        1,000,000   First National Bank of Boston, 7.375% due 9/15/2006                   1,058,410
                  A       A1        1,000,000   Firstar Bank NA, 7.125% due 12/01/2009                                1,030,190
                  A       A2        1,000,000   HSBC USA Inc., 7% due 11/01/2006                                      1,038,200
                  A+      A1        1,000,000   J.P. Morgan Chase & Co., 6.75% due 2/01/2011                          1,002,090
                  A+      A1          800,000   Mellon Bank NA, 7% due 3/15/2006                                        836,032
                  A       Aa3       1,000,000   NationsBank Corp., 6.80% due 3/15/2028                                  937,670
                  A+      Aa2         400,000   Wells Fargo & Co., 7.25% due 8/24/2005                                  422,128
                                                                                                                    -----------
                                                                                                                      8,886,529

Canadian          A       A2          200,000   Nortel Networks Limited, 6.125% due 2/15/2006 (3)                       171,264
Corporates*--
0.3%

Financial                                       Ford Motor Credit Company:
Services--        A       A2          750,000    7.50% due 6/15/2003                                                    780,608
Captive--7.7%     A       A2        1,000,000    6.875% due 2/01/2006                                                 1,019,380
                  A       A2          100,000    7.20% due 6/15/2007                                                    102,206
                  A       A2          200,000    7.375% due 2/01/2011                                                   202,626
                                                General Motors Acceptance Corporation:
                  A       A2        1,100,000    6.85% due 6/17/2004                                                  1,133,340
                  A       A2        1,200,000    7.75% due 1/19/2010                                                  1,262,232
                                                                                                                    -----------
                                                                                                                      4,500,392

Financial         A+      A1        1,000,000   Allstate Corp., 6.75% due 5/15/2018                                     964,080
Services--        A+      A1          500,000   American Express Corporation, 6.875% due 11/01/2005                     521,300
Consumer--        AA-     Aa3         500,000   Associates Corporation of North America, 7.40% due 5/15/2006            530,780
7.5%              A       A3          200,000   Countrywide Home Loan, 5.25% due 6/15/2004                              198,202
                  A       A2        2,000,000   Household Finance Corp., 8% due 5/09/2005                             2,137,040
                                                                                                                    -----------
                                                                                                                      4,351,402

Financial         A       A2          600,000   Bear Stearns Companies, Inc., 7.625% due 2/01/2005                      630,054
Services--        A+      A2        1,000,000   CIT Group Inc., 6.50% due 2/07/2006                                   1,011,110
Other--17.6%                                    Goldman Sachs Group, Inc.:
                  A+      A1          700,000    7.625% due 8/17/2005                                                   741,013
                  A+      A1          300,000    6.875% due 1/15/2011                                                   299,001
                                                Hartford Life Inc.:
                  A       A2          660,000    6.90% due 6/15/2004                                                    680,348
                  A       A2          900,000    7.375% due 3/01/2031                                                   906,048
                  A-      A3        1,000,000   Heller Financial Inc., 6% due 3/19/2004                               1,010,530


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001 (continued)
                S&P   Moody's          Face
Industry       Rating  Rating         Amount                        Issue                                             Value
                                                Corporate Bonds & Notes (continued)
Financial                                       Lehman Brothers Holdings, Inc.:
Services--        A       A2       $  600,000    6.625% due 4/01/2004                                               $   617,988
Other             A       A2          400,000    7% due 2/01/2008                                                       406,844
(concluded)       A       A2          800,000    7.875% due 8/15/2010                                                   846,832
                  AA-     Aa3         900,000   Morgan Stanley, Dean Witter, Discover & Co., 7.125% due
                                                1/15/2003                                                               929,457
                  AA-     Aa3         500,000   Morgan Stanley Group, 6.875% due 3/01/2007                              513,570
                  A       Aa3       1,000,000   Salomon Smith Barney Holdings, 5.875% due 3/15/2006                     991,850
                                                Texaco Capital Inc.:
                  A+      A1          100,000    8.625% due 6/30/2010                                                   115,552
                  A+      A1           50,000    8.625% due 11/15/2031                                                   59,983
                  A+      A1          500,000   Verizon Global Funding Corporation, 6.75% due 12/01/2005                513,103
                                                                                                                    -----------
                                                                                                                     10,273,283

Gas               BBB     Baa2        103,000   The Coastal Corporation, 6.50% due 6/01/2008                             98,512
Transmission--    BBB+    A2          105,000   Consolidated Natural Gas Company, 6.625% due 12/01/2008                 103,581
1.4%              A       A3          500,000   Keyspan Corporation, 7.625% due 11/15/2010                              528,905
                  BBB     Baa2        100,000   Tosco Corp., 8.125% due 2/15/2030                                       108,554
                                                                                                                    -----------
                                                                                                                        839,552

Industrial--      A+      A1        1,000,000   Anheuser-Busch Companies Inc., 7.50% due 3/15/2012                    1,090,310
Consumer          A-      A3          500,000   Kohl's Corporation, 6.30% due 3/01/2011                                 484,290
Goods--4.3%       A       Baa1      1,000,000   Tyco International Group SA, 6.125% due 1/15/2009                       964,830
                                                                                                                    -----------
                                                                                                                      2,539,430

Industrial--      A-      A3           95,000   Apache Corporation, 7.625% due 7/01/2019                                 99,152
Energy--3.8%                                    Atlantic Richfield Company:
                  AA+     Aa2         100,000    5.90% due 4/15/2009                                                     98,347
                  AA+     Aa2          60,000    8.44% due 2/21/2012                                                     69,603
                  A-      A3          100,000   Burlington Resources Inc., 6.68% due 2/15/2011                           99,347
                                                Conoco Inc.:
                  A-      A3          180,000    5.90% due 4/15/2004                                                    181,345
                  A-      A3          100,000    6.95% due 4/15/2029                                                     96,097
                  BBB     Baa2         47,000   Duke Energy Field Services, 8.125% due 8/16/2030                         49,199
                  BBB     Baa2         29,000   El Paso Energy Corporation, 8.05% due 10/15/2030                         29,001
                  BBB     Baa2        500,000   NiSource Finance Corp., 7.50% due 11/15/2003                            518,670
                  BBB+    A3        1,000,000   Xcel Energy, Inc., 7% due 12/01/2010                                  1,002,020
                                                                                                                    -----------
                                                                                                                      2,242,781

Industrial--      A-      A2          500,000   Alcan Inc., 6.45% due 3/15/2011                                         489,435
Manufacturing--   A+      A1          500,000   IBM Corporation, 5.375% due 2/01/2009                                   474,634
1.7%                                                                                                                -----------
                                                                                                                        964,069

Industrial--      A       A2        1,000,000   Computer Sciences Corp., 6.25% due 3/15/2009                            925,080
Services--        A+      A1          500,000   First Data Corporation, 6.375% due 12/15/2007                           495,770
6.8%              BBB-    Baa3      1,000,000   News America Inc., 7.625% due 11/30/2028                                930,760
                  BBB+    Baa1      1,000,000   Time Warner Entertainment Co., 8.375% due 3/15/2023                   1,071,780
                  A-      A3          500,000   Viacom Inc., 7.75% due 6/01/2005                                        529,220
                                                                                                                    -----------
                                                                                                                      3,952,610

Real Estate       BBB+    Baa1        500,000   Prologis Trust, 7% due 10/01/2003                                       513,040
Investment
Trust--0.9%

Transporta-       A       A3        1,000,000   Southwest Airlines Co., 7.875% due 9/01/2007                          1,064,190
tion--1.8%


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2001 (concluded)
                S&P   Moody's          Face
Industry       Rating  Rating         Amount                        Issue                                             Value
                                                Corporate Bonds & Notes (concluded)
Utilities--       A       A2       $  600,000   AT&T Corporation, 6% due 3/15/2009                                  $   557,982
Communi-          AA-     Aa3         400,000   Ameritech Capital Funding, 6.45% due 1/15/2018                          372,432
cations--7.3%     AA-     Aa3         300,000   BellSouth Capital Funding, 7.75% due 2/15/2010                          323,718
                  A+      A2          300,000   GTE Corporation, 6.84% due 4/15/2018                                    286,227
                  BBB+    Baa1        800,000   Qwest Capital Funding, 7.90% due 8/15/2010                              826,481
                  AA-     Aa3         200,000   SBC Communications Inc., 6.25% due 3/15/2011                            194,342
                                                Sprint Capital Corporation:
                  BBB+    Baa1        400,000    5.70% due 11/15/2003                                                   399,080
                  BBB+    Baa1        200,000    7.125% due 1/30/2006                                                   201,374
                                                WorldCom, Inc.:
                  BBB+    A3          500,000    8% due 5/15/2006                                                       520,170
                  BBB+    A3          100,000    7.50% due 5/15/2011                                                     97,332
                  BBB+    A3          500,000    8.25% due 5/15/2031                                                    488,530
                                                                                                                    -----------
                                                                                                                      4,267,668

Utilities--       BBB+    Baa1      1,105,000   Dominion Resources Inc., 7.625% due 7/15/2005                         1,154,548
Electric--3.7%    BBB+    Baa2        500,000   Exelon Corporation, 6.75% due 5/01/2011                                 489,635
                  A       A1          500,000   South Carolina Electric & Gas, 7.50% due 6/15/2005                      527,890
                                                                                                                    -----------
                                                                                                                      2,172,073

Yankee            A       A1        1,000,000   BSCH Issuances Ltd., 7.625% due 9/14/2010 (1)                         1,037,650
Corporates*--     A-      Baa1        400,000   British Telecom PLC, 8.125% due 12/15/2010 (3)                          422,000
6.5%              A-      A3          800,000   Daimler-Chrysler NA Holdings, 6.40% due 5/15/2006 (2)                   793,640
                  A-      A3          200,000   Deutsche Telekom International Finance, 7.75% due
                                                6/15/2005 (3)                                                           208,952
                  A-      A3          100,000   France Telecom, 8.50% due 3/01/2031 (a)(3)                              104,859
                  A       A1          500,000   Merita Bank Ltd., 6.50% due 1/15/2006 (1)                               507,895
                  A       A2          200,000   Norsk Hydro A/S, 6.36% due 1/15/2009 (2)                                195,756
                  A+      A2          200,000   Telefonica Europe BV, 7.35% due 9/15/2005 (3)                           207,646
                  A       A2          300,000   Vodafone Group PLC, 7.75% due 2/15/2010 (3)                             314,748
                                                                                                                    -----------
                                                                                                                      3,793,146

                                                Total Corporate Bonds & Notes
                                                (Cost--$52,327,527)--90.7%                                           52,981,849

                                                Short-Term Securities
Repurchase                          2,213,000   UBS Warburg Corp. LLC, purchased on 6/29/2001 to yield
Agreements**--                                  3.95% to 7/02/2001                                                    2,213,000
3.8%
                                                Total Short-Term Securities (Cost--$2,213,000)--3.8%                  2,213,000

                                                Total Investments (Cost--$56,632,854)--98.0%                         57,270,788
                                                Other AssetsLess Liabilities--2.0%                                    1,162,838
                                                                                                                    -----------
                                                Net Assets--100.0%                                                  $58,433,626
                                                                                                                    ===========

*Corresponding industry groups for foreign bonds:
(1) Financial institution.
(2) Industrial; other.
(3) Telecommunications.
**Repurchase Agreements are fully collateralized by US Government
Obligations.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 2001
Assets:
Investments, at value (identified cost--$56,632,854)                                                        $ 57,270,788
Cash                                                                                                             203,416
Receivables:
 Interest                                                                                  $  1,003,835
 Capital shares sold                                                                              1,821        1,005,656
                                                                                           ------------
Prepaid registration fees and other assets                                                                        78,494
                                                                                                            ------------
Total assets                                                                                                  58,558,354
                                                                                                            ------------

Liabilities:
Payables:
 Investment adviser                                                                              22,618
 Capital shares redeemed                                                                          4,255           26,873
                                                                                           ------------
Accrued expenses                                                                                                  97,855
                                                                                                            ------------
Total liabilities                                                                                                124,728
                                                                                                            ------------

Net Assets                                                                                                  $ 58,433,626
                                                                                                            ============


Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     28,524
Paid-in capital in excess of par                                                                              60,076,072
Undistributed investment income--net                                                                             119,866
Accumulated realized capital losses on investments--net                                                      (2,428,770)
Unrealized appreciation on investments--net                                                                      637,934
                                                                                                            ------------

Net Assets--Equivalent to $20.49 per share based on 2,852,401 shares outstanding                            $ 58,433,626
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 2001
Investment Income:
Interest and premium and discount earned                                                                    $  1,965,277

Expenses:
Investment advisory fees                                                                   $    146,282
Transfer agent fees                                                                             101,214
Professional fees                                                                                28,080
Printing and shareholder reports                                                                 24,120
Accounting services                                                                              13,324
Registration fees                                                                                 9,073
Custodian fees                                                                                    7,419
Directors' fees and expenses                                                                      6,187
Pricing services                                                                                  2,916
Other                                                                                             4,119
                                                                                           ------------
Total expenses                                                                                                   342,734
                                                                                                            ------------
Investment income--net                                                                                         1,622,543
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized gain on investments--net                                                                                970,429
Change in unrealized appreciation on investments--net                                                          (636,880)
                                                                                                            ------------

Net Increase in Net Assets Resulting from Operations                                                        $  1,956,092
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets

                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        June 30, 2001    Dec. 31, 2000
Operations:
Investment income--net                                                                     $  1,622,543     $  3,627,080
Realized gain (loss) on investments--net                                                        970,429      (1,608,099)
Change in unrealized appreciation/depreciation on investments--net                            (636,880)        3,216,911
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                          1,956,092        5,235,892
                                                                                           ------------     ------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                       (1,502,677)      (3,626,900)
                                                                                           ------------     ------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                          (986,564)      (5,792,638)
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                                  (533,149)      (4,183,646)
Beginning of period                                                                          58,966,775       63,150,421
                                                                                           ------------     ------------
End of period*                                                                             $ 58,433,626     $ 58,966,775
                                                                                           ============     ============

*Undistributed investment income--net                                                       $   119,866      $        --
                                                                                           ============     ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
                                                                     For the Six
The following per share data and ratios have been derived.             Months
from information provided in the financial statements                   Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999      1998       1997
Per Share Operating Performance:
Net asset value, beginning of period                                  $  20.34   $  19.77  $  21.62  $  21.13   $  20.69
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .57++    1.21++    1.17++     1.19++     1.22
Realized and unrealized gain (loss) on investments--net                    .11        .58    (1.84)       .50        .44
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .68       1.79      (.67)     1.69       1.66
                                                                      --------   --------  --------  --------   --------
Less dividends:
  Investment income--net                                                 (.53)     (1.22)    (1.18)    (1.20)     (1.22)
  In excess of investment income--net                                       --         --    --++++        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends                                                          (.53)    (1.22)     (1.18)     (1.20)    (1.22)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  20.49   $  20.34  $  19.77  $  21.62   $  21.13
                                                                      ========   ========  ========  ========    =======

Total Investment Return:
Based on net asset value per share                                    3.37%+++      9.21%   (3.14%)     8.24%      8.30%
                                                                      ========   ========  ========  ========    =======

Ratios to Average Net Assets:
Expenses                                                               1.17%*       1.10%     1.11%     1.00%       .99%
                                                                      ========   ========  ========  ========    =======
Investment income--net                                                 5.55%*       6.16%     5.69%     5.60%      5.84%
                                                                      ========   ========  ========  ========    =======

Supplemental Data:
Net assets, end of period (in thousands)                              $ 58,434   $ 58,967  $ 63,150  $ 71,131   $ 72,381
                                                                      ========   ========  ========  ========    =======
Portfolio turnover                                                        123%       127%       61%       66%        90%
                                                                      ========   ========  ========  ========    =======

++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
*Annualized.
See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral of the Program may be delayed or limited.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Inter-nal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (continued)

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc. and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

For the six months ended June 30, 2001, the Program paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $2,588 for security price quotations to compute the net asset value of the Program.

Prior to January 1, 2001, FAM provided accounting services to the Program at its cost and the Program reimbursed FAM for these services. FAM continues to provide certain accounting services to the Program. The Program reimburses FAM at its cost for such services. For the six months ended June 30, 2001, the Program reimbursed FAM an aggregate of $1,597 for the above-described services. The Program entered into an agreement with State Street Bank and Trust Company("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Program. The Program pays a fee for these services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $68,926,563 and $68,591,876, respectively.

Net realized gains for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:


                                     Realized         Unrealized
                                      Gains             Gains

Long-term investments              $  970,429      $    637,934
                                   ----------      ------------
Total                              $  970,429      $    637,934
                                   ==========      ============

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $637,934, of which $957,014 related to appreciated securities and $319,080 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $56,632,854.


4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Six Months                                      Dollar
Ended June 30, 2001                   Shares            Amount

Shares sold                           158,852      $  3,263,446
Shares issued to share-
holders in reinvestment of
dividends                              67,953         1,390,449
                                   ----------      ------------
Total issued                          226,805         4,653,895
Shares redeemed                     (274,158)       (5,640,459)
                                   ----------      ------------
Net decrease                         (47,353)      $  (986,564)
                                   ==========      ============



For the Year Ended                                      Dollar
December 31, 2000                     Shares            Amount

Shares sold                           256,146      $  5,080,657
Shares issued to share-
holders in reinvestment of
dividends                             170,746         3,365,439
                                   ----------      ------------
Total issued                          426,892         8,446,096
Shares redeemed                     (722,012)      (14,238,734)
                                   ----------      ------------
Net decrease                        (295,120)     $ (5,792,638)
                                   ==========      ============




The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

5. Short-Term Borrowings:
On December 1, 2000, the Program, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Program did not borrow under the facility during the six months ended June 30, 2001.


6. Capital Loss Carryforward:
At December 31, 2000, the Program had a net capital loss carryforward of approximately $3,301,000, of which $958,000 expires in 2002, $633,000 expires in 2007 and $1,710,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On July 16, 2001, the Program's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.092637 per share, payable on July 16, 2001 to shareholders of record as of July 16, 2001.


The Corporate Fund Accumulation Program, Inc.
Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Roscoe S. Suddarth--Director
Richard R. West--Director
Edward D. Zinbarg--Director
Christopher G. Ayoub--Senior Vice President
Donald C. Burke--Vice President and
Treasurer
Phillip S. Gillespie--Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

Joseph T. Monagle Jr., Senior Vice President of The Corporate Fund Accumulation Program, Inc., has recently retired. The Program's
Board of Directors wishes Mr. Monagle well in his retirement.